SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2005

AFFYMETRIX, INC.
(Exact Name of Registrant
as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
0-28218		77-0319159
(Commission File Number)		(IRS Employer Identification No.)
3380 Central Expressway,
Santa Clara, California		95051
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (408) 731-5000
N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

     On September 27, 2005, Affymetrix, Inc. (the “Company”) issued a press release updating the Company’s revenue outlook for the quarter ending September 30, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

     The information furnished under this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into Affymetrix’ filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit
	Number	Description

	99.1	Press Release of Affymetrix, Inc. dated September 27, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFYMETRIX, INC.

Date:	September 27, 2005	By:	/s/ GREGORY T. SCHIFFMAN

			Name:	Gregory T. Schiffman
			Title:	Executive Vice President and Chief
Financial Officer